Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Global Real Estate Fund

(the “Fund”)

Supplement dated May 29, 2018, to the Fund’s

Summary Prospectus dated October 1, 2017, as amended

Effective October 1, 2018, Grant Jackson, Portfolio Manager, will be added as a portfolio manager of the Fund’s domestic real estate securities. Mr. Jackson has been associated with Invesco Advisers, Inc. and/or its affiliates since 2005.

Additionally, effective immediately, in the section entitled “Fund Summary: Global Real Estate Fund – Investment Adviser,” the table under the heading “Portfolio Managers” with respect to Goldman Sachs Asset Management, L.P. (“GSAM”) is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Frankie Chun Wah Lee Vice President and Lead Portfolio Manager	2011
Abhinav Zutshi, CFA Vice President	2018

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.